UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2024

SYMBOTIC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)
(978) 284-2800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07Submission of Matters to a Vote of Security Holders.
On March 1, 2024, Symbotic Inc. (the “Company”) held its 2024 annual meeting of stockholders via live audio webcast (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 19, 2024.
As of January 5, 2024, the record date for the Annual Meeting, there were 85,295,300 shares of Class A common stock, 81,487,643 shares of Class V-1 common stock and 406,512,941 shares of Class V-3 common stock outstanding and entitled to vote at the Annual Meeting. Holders of shares of Class A common stock and Class V-1 common stock were entitled to one vote per share of Class A common stock or Class V-1 common stock, as the case may be, and holders of shares of Class V-3 common stock were entitled to three votes per share of Class V-3 common stock they beneficially own. All holders of Class A common stock, Class V-1 common stock and Class V-3 common stock voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting. There were 76,830,059 shares of Class A common stock, 79,401,341 shares of Class V-1 common stock and 406,512,941 shares of Class V-3 common stock present or represented by valid proxy at the Annual Meeting, representing 99.24% of the combined voting power of the shares entitled to vote as of the record date, thus establishing a quorum for the Annual Meeting.

The stockholders voted on the following proposals at the Annual Meeting:
1.To elect seven directors, each to serve for a term of one year until the 2025 Annual Meeting of Stockholders, until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal.
2.To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 28, 2024.

The final number of votes cast for and against and the final number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard Cohen	1,366,483,882	251,410	9,040,452
Rollin Ford	1,366,653,683	81,833	9,040,228
Charles Kane	1,366,681,908	53,608	9,040,228
Todd Krasnow	1,364,471,462	2,263,679	9,040,603
Vikas Parekh	1,366,637,715	97,801	9,040,228
Daniela Rus	1,366,684,896	50,620	9,040,228
Merline Saintil	1,363,982,475	2,727,764	9,065,505

Each of the seven nominees for director was elected to serve for a term of one year until the 2025 Annual Meeting of Stockholders, until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
1,375,493,013	31,833	250,898
There were no broker non-votes with respect to this proposal.

The stockholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 28, 2024.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 4, 2024

Symbotic Inc.

By:	/s/ Carol Hibbard
Name:	Carol Hibbard
Title:	Chief Financial Officer and Treasurer
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